                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                          1934 (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

_______________________________________________________________________________

                             AIM EQUITY FUNDS, INC.
                          (For its Series Portfolio:
                          AIM Aggressive Growth Fund)
_______________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)  Total fee paid:

_______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

_______________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)  Filing Party:

_______________________________________________________________________________

4)  Date Filed:

_______________________________________________________________________________

                             AIM EQUITY FUNDS, INC.
                           AIM AGGRESSIVE GROWTH FUND
                         11 GREENWAY PLAZA, SUITE 1919
                               HOUSTON, TX 77046

                                                               December 20, 1996

Dear Shareholder:

As you may know, A I M Management Group Inc. ("AIM Management"), the parent company of A I M Advisors, Inc. ("AIM"), the investment advisor to The AIM Family of Funds--Registered Trademark--, has entered into an agreement under which AIM Management will merge with a subsidiary of INVESCO plc. As a result of this merger, it is necessary for the shareholders of each of the AIM Funds to approve a new investment advisory agreement (and in some cases, a new sub-advisory agreement).

     The following important facts about the transaction are outlined below:

     - The merger has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses charged to your Fund will not change as a result of this merger.

     - The investment objectives of the Fund will remain the same and key employees of AIM will continue to manage your Funds as they have in the past.

     - The merger will not change the quality of the investment management and shareholder services that you have received over the years.

Shareholders are also being asked to approve Directors, to approve certain proposed changes in fundamental policies and to ratify the selection of independent accountants. After careful consideration, the Board of Directors of your Fund has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the AIM Funds are required to conduct shareholder meetings, you will receive at least one statement and a proxy card for each Fund you own. PLEASE VOTE EACH PROXY CARD YOU RECEIVE.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,


                                          /s/ Charles T. Bauer
                                              Chairman
-------------
GROUP C

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------------   ------------------------------
Trust Accounts
     (1) ABC Trust Account..................................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe
Partnership Accounts
     (1) The XYZ Partnership................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner
Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
          UGMA/UTMA.........................................   John B. Smith
     (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor
Corporate Accounts
     (1) ABC Corp. .........................................   ABC Corp.
                                                               John Doe, Treasurer
     (2) ABC Corp. .........................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
     (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee

                             AIM EQUITY FUNDS, INC.

                           AIM Aggressive Growth Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

TO THE SHAREHOLDERS:

     An annual meeting of shareholders of AIM Equity Funds, Inc. ("AEF") will be held on Friday, February 7, 1997 at 2:00 p.m. local time at 11 Greenway Plaza, Suite 1919, Houston, Texas, with respect to AEF and the series portfolio listed above (such portfolio to be referred to as the "Fund"), for the following purposes:

        (1) For AEF, to elect nine Directors, each of whom will serve until his successor is elected and qualified.

        (2) For the Fund, to approve a new Investment Advisory Agreement with A I M Advisors, Inc.

        (3) For the Fund, to eliminate the fundamental investment policy prohibiting investments in other investment companies and to amend a related fundamental investment policy.

        (4) For AEF, to ratify the selection of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending in 1997.

        (5) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on December 3, 1996 are entitled to vote at the annual meeting and any adjournments. If you attend the annual meeting, you may vote your shares in person. If you expect to attend the annual meeting in person, please notify the Fund by calling 1-800-952-3502. If you do not expect to attend the annual meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured.

December 20, 1996

                                                      Charles T. Bauer
                                             Chairman of the Board of Directors

                             AIM EQUITY FUNDS, INC.
                           AIM Aggressive Growth Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997
                         ------------------------------

     The accompanying proxy is solicited by the Board of Directors of AIM Equity Funds, Inc. ("AEF" or the "Company") on behalf of the series portfolio listed above (the "Fund"), in connection with the annual meeting of shareholders of AEF to be held at the offices of A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas at 2:00 p.m. local time on Friday, February 7, 1997 (the "Annual Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of AEF, or by returning a subsequently dated proxy. If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-952-3502.

     The proposals to be presented at the Annual Meeting are as follows:

     (1) For AEF, to elect nine Directors, each of whom will serve until his successor is elected and qualified.

     (2) For the Fund, to approve a new Investment Advisory Agreement with A I M Advisors, Inc.

     (3) For the Fund, to eliminate the fundamental investment policy prohibiting investments in other investment companies and to amend a related fundamental investment policy.

     (4) For the Fund, to ratify the selection of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending in 1997.

     Upon the request of any shareholder, the Fund will furnish, without charge, a copy of its annual report for its most recent fiscal year. All such requests should be directed to AIM at 1-800-347-4246.

VOTING

     At the Annual Meeting, shareholders of record at the close of business on December 3, 1996 (the "Record Date") will be entitled to one vote per share on the proposals set forth above, with proportional votes for fractional shares. AEF had 1,114,141,489.255 shares outstanding on the Record Date. The number of shares outstanding on the Record Date for each series portfolio of AEF is set forth in Annex A. It is expected that this proxy statement and the accompanying proxy will be first sent to shareholders on or about December 20, 1996.

     The affirmative vote of a plurality of votes cast is necessary to elect the Board of Directors (i.e., the nominees receiving the most votes will be elected) (Proposal 1). The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve the Fund's new Investment Advisory Agreement (Proposal 2), and to approve the elimination of the Fund's fundamental investment policy prohibiting investments in other investment companies and to amend a related fundamental investment policy (Proposal 3). The 1940 Act defines a "majority of the outstanding voting securities" of a Fund to mean the lesser of (a) the vote of holders of 67% or more of the voting shares of the Fund present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Fund. The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG Peat Marwick LLP as independent accountant for AEF (Proposal 4).

     The Board of Directors of AEF has named Charles T. Bauer, Chairman, Robert
H. Graham, President, and Carol F. Relihan, Secretary, of AEF, as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR the election of each Director named in the proxy statement, FOR the approval of the new Investment Advisory Agreement, FOR the proposal to eliminate the Fund's fundamental investment policy prohibiting investments in other investment companies and to amend a related fundamental investment policy, and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for AEF.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Annual Meeting, provided a quorum exists. A quorum will be deemed present with respect to a Fund if the holders of more than 50% of the outstanding voting securities of such Fund are present in person or voting by proxy.

     The Board of Directors of AEF currently knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                 PROPOSAL 1 --

                             ELECTION OF DIRECTORS

     For election of Directors at the Annual Meeting, the Board of Directors of AEF has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar, each of whom is currently a Director of AEF, each to serve as Director until his successor is elected and qualified. All of the nominees presently serve as Directors, Trustees or officers of the ten open-end management investment companies advised by AIM (all such investment companies and their series portfolios, if any, are referred to collectively as the "AIM Funds").

     The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors who are not "interested persons" of AEF, as defined in the 1940 Act, may recommend.

     The following table sets forth certain information concerning the
Directors:

                              DIRECTOR      (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING PAST
         NAME (AGE)             SINCE           FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------------------------  ---------   -----------------------------------------------------
Charles T. Bauer (77)*        05/20/88    (1) Director, Chairman and Chief Executive Officer,
                                          A I M Management Group Inc.; and Chairman of the
                                          Board of Directors, A I M Advisors, Inc., A I M
                                          Capital Management, Inc., A I M Distributors, Inc.,
                                          A I M Fund Services, Inc., A I M Institutional Fund
                                          Services, Inc. and Fund Management Company. (2)
                                          Director/Trustee of the AIM Funds.
Bruce L. Crockett (52)        10/04/93    (1) Formerly, Director, President and Chief Executive
                                          Officer, COMSAT Corporation (includes COMSAT World
                                          Systems, COMSAT Mobile Communications, COMSAT Video
                                          Enterprises, COMSAT RSI and COMSAT International
                                          Ventures); President and Chief Operating Officer,
                                          COMSAT Corporation; President, World Systems
                                          Division, COMSAT Corporation; and Chairman, Board of
                                          Governors of INTELSAT; (each of the COMSAT companies
                                          listed above is an international communication,
                                          information and entertainment-distribution services
                                          company). (2) Director/Trustee of the AIM Funds.
Owen Daly II (72)             05/24/88    (1) Formerly, Director, CF&I Steel Corp., Monumental
                                          Life Insurance Company and Monumental General
                                          Insurance Company; and Chairman of the Board of
                                          Equitable Bancorporation. (2) Director/Trustee of the
                                          AIM Funds; and Director, Cortland Trust Inc.
                                          (investment company).

---------------

* Mr. Bauer is an "interested person" of the Company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                              DIRECTOR      (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING PAST
         NAME (AGE)             SINCE           FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------------------------  ---------   -----------------------------------------------------
Carl Frischling (59)**        05/24/88    (1) Partner, Kramer, Levin, Naftalis & Frankel (law
                                          firm). Formerly, Partner, Reid & Priest (law firm);
                                          and prior thereto, Partner, Spengler Carlson Gubar
                                          Brodsky & Frischling (law firm). (2) Director/Trustee
                                          of the AIM Funds.
Robert H. Graham (50)***      05/10/94    (1) Director, President and Chief Operating Officer,
                                          A I M Management Group Inc.; Director and President,
                                          A I M Advisors, Inc.; and Director and Senior Vice
                                          President, A I M Capital Management, Inc., A I M
                                          Distributors, Inc., A I M Fund Services, Inc., A I M
                                          Institutional Fund Services, Inc. and Fund Management
                                          Company. (2) Director/Trustee of the AIM Funds.
John F. Kroeger (72)          05/24/88    (1) Formerly, Consultant, Wendell & Stockel
                                          Associates, Inc. (consulting firm). (2)
                                          Director/Trustee of the AIM Funds; and Director, Flag
                                          Investors International Fund, Inc., Flag Investors
                                          Emerging Growth Fund, Inc., Flag Investors Telephone
                                          Income Fund, Inc., Flag Investors Equity Partners
                                          Fund, Inc., Total Return U.S. Treasury Fund, Inc.,
                                          Flag Investors Intermediate Term Income Fund, Inc.,
                                          Managed Municipal Fund, Inc., Flag Investors Value
                                          Builder Fund, Inc., Flag Investors Maryland
                                          Intermediate Tax-Free Income Fund, Inc., Flag
                                          Investors Real Estate Securities Fund, Inc., Alex
                                          Brown Cash Reserve Fund, Inc. and North American
                                          Government Bond Fund, Inc. (investment companies).
Lewis F. Pennock (54)         05/24/88    (1) Attorney in private practice in Houston, Texas.
                                          (2) Director/Trustee of the AIM Funds.

---------------

 ** Mr. Frischling is an "interested person" of the Company, as defined in the 1940 Act, primarily because of payments received by his law firm for services to the AIM Funds.

*** Mr. Graham is an "interested person" of the Company, as defined in the 1940
    Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                              DIRECTOR      (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING PAST
         NAME (AGE)             SINCE           FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------------------------  ---------   -----------------------------------------------------
Ian W. Robinson (73)          10/24/93    (1) Formerly, Executive Vice President and Chief
                                          Financial Officer, Bell Atlantic Management Services,
                                          Inc. (provider of centralized management services to
                                          telephone companies); Executive Vice President, Bell
                                          Atlantic Corporation (parent of seven telephone
                                          companies); and Vice President and Chief Financial
                                          Officer, Bell Telephone Company of Pennsylvania and
                                          Diamond State Telephone Company. (2) Director/Trustee
                                          of the AIM Funds.
Louis S. Sklar (56)           09/27/89    (1) Executive Vice President, Development and
                                          Operations, Hines Interests Limited Partnership (real
                                          estate development). (2) Director/Trustee of the AIM
                                          Funds.

     The Company does not hold regular annual meetings at which Directors are elected.

     During the year ending December 31, 1996, AEF's Board of Directors met eight times. AEF has three standing committees of its Board of Directors: the Audit Committee, the Investments Committee and the Nominating and Compensation Committee. During the year ending December 31, 1996, the Audit Committee met four times, the Investments Committee met four times, and the Nominating and Compensation Committee met two times. During such year, AEF's Directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors and all committees.

     The members of the Audit Committee are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with AEF's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the Directors as a whole with respect to AEF's fund accounting or its internal accounting controls, and for considering such other matters as the Board of Directors may determine. None of the members of the Audit Committee is an "interested person" of AEF, as defined by the 1940 Act.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such other matters as the Board of Directors may from time to time determine. Mr. Bauer is an "interested person" of AEF, as defined by the 1940 Act.

     The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman), and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as Directors, reviewing from time to time the compensation payable to the Directors who are not "interested persons" of AEF, as defined by the 1940 Act, and considering such other matters as the Board of Directors may from time to time determine. The Nominating and Compensation Committee has sole authority to nominate persons for Directors of AEF, but shareholders may submit names of individuals for the Committee's consideration. None of the members of the Nominating and Compensation Committee is an "interested person" of AEF, as defined by the 1940 Act.

COMPENSATION OF DIRECTORS

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each Director who is not also an officer of AEF is compensated for his services according to a fee schedule which recognizes the fact that such Director also serves as a Director or Trustee of other AIM Funds. Each such Director receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued estimated for the calendar year ending December 31, 1996 for each Director of the Company:

                                                              RETIREMENT          TOTAL
                                             AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                                            COMPENSATION      BY ALL AIM       FROM ALL AIM
                   DIRECTOR                 FROM AEF(1)        FUNDS(2)          FUNDS(3)
    --------------------------------------  -----------    ----------------    ------------
    Charles T. Bauer......................          0                 0                 0
    Bruce L. Crockett.....................    $18,347          $ 38,621          $ 67,000
    Owen Daly II..........................     18,276            82,607            67,000
    Carl Frischling.......................     18,347            56,683            67,000
    Robert H. Graham......................          0                 0                 0
    John F. Kroeger.......................     17,777            83,654            65,000
    Lewis F. Pennock......................     18,026            33,702            66,000
    Ian W. Robinson.......................     18,347            64,973            67,000
    Louis S. Sklar........................     18,069            47,593            65,500

------------------------------

(1) The total amount of compensation deferred by all Directors of AEF estimated for the year ending December 31, 1996, including interest earned thereon, is $75,752.

(2) During the year ending December 31, 1996, the total amount of expenses allocated to the Company in respect of such retirement benefits is $163,136 for AEF.

(3) Each Director serves as a Director or Trustee of a total of ten AIM Funds. Data reflect estimated total compensation earned during the calendar year ending December 31, 1996. Does not include accrued retirement benefits or earnings on deferred compensation.

                         ------------------------------

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director who is an "Eligible Director" (as defined in the Retirement Plan) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the Eligible Director has attained age 65 and has completed at least five years of continuous service with one or more of the AIM Funds. Each Eligible Director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such Eligible Director during the twelve-month period immediately preceding the Eligible Director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the Eligible Director) for the number of such Eligible Director's years of service (not in excess of ten years of service) completed with respect to any of the

AIM Funds. If an Eligible Director dies after attaining the normal retirement date but before receipt of any benefits under the Retirement Plan commences, the Eligible Director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased Eligible Director for no more than ten years beginning the first day of the calendar quarter following the date of the Eligible Director's death. Payments under the Retirement Plan are not secured or funded by any AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an Eligible Director upon retirement assuming various final annual compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9, and 7, respectively, although, as noted above, the benefits payable are based on no more than ten years of service.

                       ESTIMATED BENEFITS UPON RETIREMENT

NUMBER OF YEARS                               ANNUAL COMPENSATION PAID BY ALL AIM FUNDS
OF SERVICE WITH                              -------------------------------------------
 THE AIM FUNDS                               $55,000           $60,000           $65,000
---------------                              -------           -------           -------
       10..................................  $41,250           $45,000           $48,750
       9...................................   37,125            40,500            43,875
       8...................................   33,000            36,000            39,000
       7...................................   28,875            31,500            34,125
       6...................................   24,750            27,000            29,250
       5...................................   20,625            22,500            24,375

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "DC Agreements"). Pursuant to the DC Agreements, the Deferring Directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash generally in equal quarterly installments over a period of ten years beginning on the date the Deferring Director's retirement benefits commence under the Retirement Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after a Deferring Director's termination of service as a Director of the Company. If a Deferring Director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director's death. The DC Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of AEF and of each other AIM Fund from which they are deferring compensation.

LEGAL PROCEEDINGS

     A claim, Saltzberg v. AIM Equity Funds, Inc., et al., Case No. H96-3657 (S.D. Tex. filed October 25, 1996), has recently been brought against AEF, AIM and certain other subsidiaries of AIM and against the Fund as a nominal defendant. The claim was instituted under section 36(b) of the 1940 Act and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors. AIM Management is investigating whether there is any basis at all for this claim and intends to defend it vigorously.

                                 PROPOSAL 2 --

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Shareholders are being asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") that has no material changes in its terms and conditions, no changes in fees, and no material changes in the way the Fund is managed, advised or operated.

     AIM serves as investment advisor to the Fund pursuant to an advisory agreement (the "Current Advisory Agreement") executed on the date set forth in Annex B and has been investment advisor to the Fund since June 30, 1992. On May 14, 1996, the Board of Directors of AEF, including a majority of the Directors who are not interested persons of the Company or AIM (the "Independent Directors"), voted to continue the Current Advisory Agreement for an additional year until June 30, 1997.

     The Fund is seeking shareholder approval of the New Advisory Agreement because of the technical requirements of the 1940 Act that apply to the merger (the "Merger") described below under "Merger of AIM Management and INVESCO." Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of A I M Management Group Inc. ("AIM Management"), the direct parent of AIM, an "assignment" of the Current Advisory Agreement will occur under the 1940 Act. The Current Advisory Agreement provides that it will terminate automatically upon its assignment, as required by the 1940 Act. As discussed below, the Merger will not cause any change in the operation of AIM's business.

     At a meeting held on December 10 and 11, 1996, the Board of Directors of AEF, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Advisory Agreement. A copy of a form of the New Advisory Agreement is attached hereto as Annex C. In approving the New Advisory Agreement, the Board of Directors took into account the terms of the Merger. There are no material differences between the provisions of the Current Advisory Agreement and the New Advisory Agreement. A description of such agreements is provided below under "Terms of the Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Annex C.

     If the conditions to the Merger are not met or waived or if the merger agreement between AIM Management and INVESCO is terminated, the Merger will not be consummated, and the Current Advisory Agreement will remain in effect. If the New Advisory Agreement is approved, and the Merger is thereafter consummated, the New Advisory Agreement will be executed and become effective on the Closing Date, as defined below. In the event that the New Advisory Agreement is not approved and the

Merger is consummated, the Board of Directors will determine what action to take, in any event subject to the approval of shareholders of the Fund.

MERGER OF AIM MANAGEMENT AND INVESCO

     On November 4, 1996, AIM Management (the parent of AIM) entered into an agreement and plan of merger (the "Merger Agreement") with INVESCO plc ("INVESCO"). The Merger Agreement provides for the merger of AIM Management into INVESCO Group Services, Inc., a wholly owned U.S. subsidiary of INVESCO, or into another wholly owned U.S. subsidiary of INVESCO (in either case, "INVESCO Sub").

     INVESCO is an English holding company whose shares are publicly traded on the London Stock Exchange. American Depositary Shares evidencing such shares are traded on the New York Stock Exchange. INVESCO and its subsidiaries are an independent investment management group with a major presence in the institutional investment management and retail mutual fund businesses in the United States and Europe, and a growing presence in the Pacific. INVESCO's U.S. subsidiaries manage individualized investment portfolios of equity, fixed income and real estate securities for institutional clients through five business units. Each unit utilizes a particular investment style in managing assets, and most of these units also serve as advisor or sub-advisor to one or more of INVESCO's U.S. mutual funds. INVESCO's European region serves both institutional and individual investors through six major business units with facilities in the United Kingdom, the Channel Islands, Luxembourg and France. INVESCO has also established relationships with substantial financial organizations in Italy, the Netherlands, Spain and Portugal. INVESCO's Pacific region manages assets of clients based in Asia and Australia on a local, regional or global basis. It also manages investments in the region for INVESCO clients based outside the region. At September 30, 1996, INVESCO's assets under management were in excess of $90 billion.

     Following the Merger, INVESCO will be renamed AMVESCO, plc ("AMVESCO"). AMVESCO will consist of two major complementary businesses, one comprising principally its United States institutional and international businesses, and the other comprising principally its United States retail mutual fund and defined contribution plan businesses. Each of these businesses will be directed by a separate management committee. Charles W. Brady, the Chairman of INVESCO, will head the management committee for AMVESCO's U.S. institutional and international businesses. Robert H. Graham, President and Chief Operating Officer of AIM Management, will become President and Chief Executive Officer of AIM Management's successor and will head the management committee directing AMVESCO's United States retail businesses. Charles T. Bauer, currently Chairman and Chief Executive Officer of AIM Management, will become Vice Chairman of AMVESCO and Chairman of AIM Management's successor. AIM Management and INVESCO believe that their businesses are highly complementary and that the expected benefits resulting from the Merger include broader product range, expanded distribution capability, increased globalization, greater capacity in defined contribution plans, and increased financial strength and independence.

     AIM has advised the AIM Funds that the Merger is not expected to have a material effect on the operations of the AIM Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. Following the Merger, AIM will continue to be a wholly owned subsidiary of the successor to AIM Management. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of AIM relating to the AIM Funds, the personnel managing the AIM Funds or other services provided to and business activities of the AIM Funds. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of AIM. Based on the foregoing, AIM does not anticipate that the Merger will cause a reduction in the quality of services provided to the AIM Funds, or have any adverse effect either on AIM's ability to fulfill its respective obligations under the New Advisory Agreements, or on its ability to operate its businesses in a manner consistent with its current practices.

     Under the Merger Agreement, each of INVESCO and INVESCO Sub has covenanted and agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment advisor and its affiliates may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor investment advisor) or any interested person of any such advisor receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

     The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such advisor are not "interested persons" (as defined in the 1940 Act) of the new or the old investment advisor. The Board of Directors that you are being asked to elect in Proposal No. 1 meets this 75% requirement.

BOARD OF DIRECTORS EVALUATION

     At meetings with the Boards of Directors/Trustees of the AIM Funds beginning in September, 1996, representatives of AIM Management began discussing with the Boards the possibility of a merger between AIM Management and INVESCO. At a meeting in person held on September 27 and 28, 1996, the Boards of Directors/Trustees of the AIM Funds appointed a special committee (the "Special Committee") consisting of the Directors/Trustees of the AIM Funds who are not interested persons of AIM or INVESCO, to review the proposed Merger, consider its potential impact on the AIM Funds and their shareholders, and make recommendations to the Boards of Directors/Trustees of the AIM Funds with respect to the approval of the New Advisory Agreements in view of the proposed Merger. Directors/Trustees of the AIM Funds who are members of the Special Committee are Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar. The Special Committee met with its legal counsel ("Special Counsel"), who assisted it in its deliberations concerning approval of the New Advisory Agreements. At a meeting in person held on November 19, 1996, representatives of AIM Management and INVESCO discussed with the Boards of Directors/Trustees of the AIM Funds the specific terms of the Merger Agreement.

     The Special Committee met separately with Special Counsel on November 8, 1996, November 19, 1996 and December 2, 1996 to consider and review the Directors'/Trustees' fiduciary obligations and the nature and extent of additional information to be requested by them to evaluate the New Advisory Agreements and the potential impact of the Merger on the AIM Funds and their shareholders.

Between November 8, 1996 and December 10, 1996, the Special Committee and Special Counsel requested and received additional information from AIM Management, INVESCO and their counsel, and held telephone conferences, regarding the proposed Merger and its potential impact on the AIM Funds and their shareholders. On December 10, 1996, the Special Committee and Special Counsel met separately with representatives of AIM Management and INVESCO to review various aspects of the proposed Merger, and to review additional information regarding INVESCO and the future plans for AIM Management and AIM.

     In connection with its review, the Special Committee possessed or obtained substantial information regarding: the management, financial position and business of INVESCO and its subsidiaries; the history of INVESCO's and its subsidiaries' business and operations; the performance of the investment companies and private accounts advised by INVESCO and its subsidiaries; the impact of the Merger on the AIM Funds and their shareholders; future plans of AMVESCO with respect to AIM and the AIM Funds; performance and financial information about each of the AIM Funds; and information about other funds and their fees and expenses.

     The Special Committee also received information regarding the terms of the Merger and comprehensive financial information, including: INVESCO's plans for financing the Merger; the impact of the financing on AIM Management and AIM; AMVESCO's plans for the compensation of executives and investment and other staff of AIM Management and AIM; information concerning employment contracts with senior management of AIM Management and AIM; and AMVESCO's access to capital markets to meet the capital needs of AIM Management and its subsidiaries.

     In connection with its deliberations, the Special Committee obtained assurances from INVESCO that: the separate identity of AIM Management and AIM would be maintained for the foreseeable future; AMVESCO did not intend to change executive management or staff of AIM Management or AIM (other than to appoint Robert H. Graham Chief Executive Officer of the successor to AIM Management), and has entered into employment agreements with key personnel; AMVESCO will consult with the Boards of Directors/Trustees of the AIM Funds prior to making material changes to AIM, including its financial and personnel resources, that could adversely affect the ability of AIM or its subsidiaries to render high quality services to the AIM Funds; AMVESCO will appoint a general counsel for AMVESCO who will have responsibility for overall compliance systems; neither AMVESCO nor its affiliates will impose an "unfair burden" within the meaning of
Section 15(f) of the 1940 Act for a period of two years following the consummation of the Merger; AMVESCO has not planned any major changes to the operations and capabilities of AIM or its subsidiaries, except those intended to enhance the capabilities of those entities to provide improved services to the AIM Funds; and AMVESCO and its affiliates will use reasonable best efforts to assure that for a period of three years following consummation of the Merger at least 75% of the members of the Boards of Directors/ Trustees of the AIM Funds will not be interested persons of either AIM or INVESCO Group Services, Inc. The Special Committee determined that it was not in a position to rank the foregoing in order of importance.

     The Special Committee also evaluated the New Advisory Agreement. The Special Committee assured itself that the New Advisory Agreement for the Fund, including the terms relating to the services to be provided and the fees and expenses payable by the Fund, is not materially different from the Current Advisory Agreement for the Fund.

     Based on the Special Committee's review and analysis of the material provided and the assurances received, the Special Committee unanimously recommended to the Board of Directors of AEF that the New Advisory Agreements be approved.

     At the Boards of Directors/Trustees meetings of the AIM Funds held on December 10 and 11, 1996, the Boards received presentations by INVESCO and AIM. The Directors/Trustees were supplied with the information given to the Special Committee in advance of the meeting. The Special Committee discussed with the Board of Directors the materials it reviewed, the issues it studied and the reasons for its recommendation. Based upon the foregoing, the Board of Directors of AEF unanimously approved the New Advisory Agreement for the Fund and recommended approval by the shareholders.

ADDITIONAL TERMS OF THE MERGER AGREEMENT

     AIM Management will merge into INVESCO Sub for consideration valued at November 4, 1996 at approximately $1.6 billion, plus the amount of AIM Management net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM Management options) of INVESCO valued at November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash.

     The directors of AIM Management's successor will be Charles T. Bauer, Robert H. Graham, Gary T. Crum and Michael J. Cemo, all of whom are currently officers and directors of AIM Management. Although Charles T. Bauer will remain Chairman of AIM Management's successor, Robert H. Graham will become President and Chief Executive Officer of such successor. Mr. Graham currently serves as AIM Management's President and Chief Operating Officer.

     Upon consummation of the Merger, the AIM Management stockholders will own approximately 45% of AMVESCO's total outstanding capital stock on a fully diluted basis. INVESCO's shareholders approved the Merger at a meeting on November 27, 1996, and on December 4, 1996 approved changing INVESCO's name upon consummation of the Merger. AIM Management's stockholders have also approved the Merger. The name of AIM will not change.

     The closing is presently expected to occur on February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM Management (based on assets under management, excluding the effects of market movements) in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees at October 31, 1996; (c) INVESCO and AIM Management having received certain consents from regulators, lenders and/or other third parties;
(d) AIM Management not having received from the holder or holders of more than 2% of the outstanding AIM Management shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Administration Agreement, Registration Rights Agreement, and Indemnification Agreement, and Transfer Restriction Agreements and Employment Agreements with certain AIM Management employees having been executed and delivered; (f) AIM Management having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to

INVESCO's Board of Directors six AIM Management designees and a Board resolution to appoint the seventh AIM Management designee having been passed and not revoked.

     The Merger Agreement may be terminated at any time prior to the Closing Date (a) by written agreement of INVESCO and AIM Management, (b) by written notice by AIM Management or INVESCO to the other after June 1, 1997 or (c) under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

     In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

          Employment Agreements. Following the Merger, the current officers of AIM Management will be the officers of the successor to AIM Management and the directors of the successor to AIM Management will be four of the current directors of AIM Management. Senior management and key employees of AIM Management have entered into employment agreements which will commence when the Merger is consummated and will continue for initial terms ranging from one year to four years. All of the employment agreements contain covenants not to compete extending for at least one year after termination of employment. Approximately thirty current employees of AIM Management are expected to enter into such employment agreements with INVESCO.

          Voting Agreement. Certain AIM Management stockholders and their spouses, the current directors of INVESCO and proposed directors of AMVESCO (all of whom are expected to hold in the aggregate approximately 25% of the Ordinary Shares outstanding immediately following the consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the AMVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM Management's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM Management's current Chairman); (c) the parties will vote at any AMVESCO shareholder meeting on resolutions (other than those in respect of the election of directors) supported by two-thirds of the Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date and the date on which a resolution proposed by an INVESCO-designated Board member is approved by the AMVESCO Board despite being voted against by each AIM Management-designated Board member present at such Board meeting.

          Standstill Agreement and Transfer Restriction Agreements. Certain AIM Management stockholders and their spouses and certain other significant shareholders of INVESCO have agreed under certain circumstances for a maximum of five years not to engage in a number of specified activities that might result in a change of the ownership or control positions of AMVESCO existing as of the Closing Date. AIM Management stockholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of AMVESCO for a period of up to five years.

TERMS OF THE ADVISORY AGREEMENTS

     Although the Current Advisory Agreement has not terminated and the New Advisory Agreement has not become effective, such Agreements (collectively, the "Advisory Agreements") are described below as if they were both in effect.

     Under the Advisory Agreements, AIM

     (a) supervises all aspects of the operations of the Fund;

     (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the assets of the Fund or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Fund's assets;

     (c) determines which issuers and securities shall be represented in the Fund's investment portfolios and regularly reports thereon to the Company's Board of Directors;

     (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Company's Board of Directors; and

     (e) takes, on behalf of the Company and the Fund, all actions which appear to the Company and the Fund necessary to carry into effect such purchase and sale programs and supervisory functions stated above, including but not limited to the placing of orders for the purchase and sale of securities for the Fund.

     The Advisory Agreements provide that any investment program undertaken by AIM, as well as any other actions taken by AIM on behalf of the Fund, shall at all times be subject to any directives of the Board of Directors of the Company.

     In performing its obligations under the Advisory Agreements, AIM is required to comply with all applicable laws. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Advisory Agreements on the part of AIM or its officers, directors or employees, AIM shall not be liable to the Company or the Fund or its shareholders for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     The Advisory Agreements provide that, subject to the approval of the Board of Directors of the Company and the shareholders of the Fund, AIM may delegate certain of its duties to a sub-advisor, provided that AIM shall continue to supervise the performance of any such sub-advisor.

     The Advisory Agreements provide that all of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be paid by the Fund. These expenses include brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, transfer agent and shareholder service agent costs.

     The New Advisory Agreement also expressly provides that the Company shall be entitled to use the name "AIM" with respect to the Fund only so long as AIM serves as investment manager or advisor to such Fund. Although the Current Advisory Agreement presently has a similar provision, the provision in the New Advisory Agreement will read as follows:

        License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     Management of AEF understands that AEF has been using the AIM mark for the Fund only by permission of AIM and that the express licensing provision contained in the New Advisory Agreement clarifies this understanding.

     The Advisory Agreements provide for a monthly fee to AIM computed at an annual rate of 0.80% of the first $150 million of net assets and 0.625% of the excess over $150 million. The aggregate advisory fee paid by the Fund to AIM in its most recently completed fiscal year was $16,492,564.

     The Advisory Agreements may be terminated with respect to the Fund on 60 days' written notice without penalty by (i) the Fund, (ii) the action of the shareholders of the Fund, (iii) the Board of Directors of the Company, or (iv) AIM. Each Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Advisory Agreements continue from year to year with respect to the Fund so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of the Company or (ii) by the vote of a majority of the Fund's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Directors of the Company who are not interested persons of the Company or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements provide that, upon the request of the Company's Board of Directors, AIM may perform certain additional services on behalf of the Fund. The Board of Directors has approved, and AEF has entered into, a Master Administrative Services Agreement with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer of the Company and related staff. As compensation to AIM for its services under the Master Administrative Services Agreement, the Fund reimburses AIM for expenses incurred by AIM or its affiliates in connection with such services.

ADDITIONAL SERVICES PROVIDED BY AIM AND ITS AFFILIATES

     As noted above, AIM provides administrative services to the Fund. In addition, A I M Distributors, Inc. ("AIM Distributors"), a wholly owned subsidiary of AIM, serves as the principal underwriter for the Fund. Shares of the Fund are generally sold with an initial sales charge. Such sales charges are paid by investors. The Fund has also adopted a distribution plan under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund makes payments to AIM Distributors in connection with the distribution of the Fund's shares and the provision of ongoing services to shareholders. The fees are calculated as a percentage (0.25%) of the annualized average daily net assets attributable to the shares. AIM Distributors pays as a service fee a portion of the Rule 12b-1 fees that it receives to the brokers, dealers, agents and other service providers with whom it has entered into agreements and who offer shares of the Fund for sale or provide customers or clients certain continuing personal services.

     The amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     A I M Fund Services, Inc. ("AIM Services"), a wholly owned subsidiary of AIM, serves as transfer agent to the Fund.

     Information with regard to the amount of fees paid by the Fund to AIM and its affiliates for services provided other than under the Current Advisory Agreement in the Fund's most recently completed fiscal year is set forth in Annex D.

     The agreements pursuant to which AIM provides administrative services to the Fund and pursuant to which AIM Distributors serves as the Fund's principal underwriter will terminate as a result of the Merger. The Board of Directors of the Company has approved new agreements, which are substantially identical to the existing administrative services and distribution agreements, to take effect upon consummation of the Merger. Under the 1940 Act, such agreements do not require the approval of shareholders before they become effective. The agreement pursuant to which AIM Services provides transfer agency services will not terminate as a result of the Merger.

INFORMATION CONCERNING AIM

     AIM serves as the investment advisor to the Fund. AIM was organized in 1976 and, together with its affiliates, advises 38 investment company portfolios constituting the AIM Funds and sub-advises one investment company portfolio. As of December 3, 1996, the total assets of the AIM Funds were approximately $62.6 billion. AIM is a wholly owned subsidiary of AIM Management. Certain of the Directors and officers of AIM are also Directors and executive officers of the Company, and their names, principal occupations and affiliations are shown in the table under Proposal 1 and under "Executive Officers" in Annex E. Information regarding the AIM Funds, including their total net assets and the fees received by AIM from such AIM Funds for its services, is set forth in Annex
F. The address of AIM, all of the Directors of AIM, AIM Distributors, AIM Services and AIM Management, is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the approval of the New Advisory Agreement.

                                 PROPOSAL 3 --

                ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
           PROHIBITING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND
              AMENDMENT OF A RELATED FUNDAMENTAL INVESTMENT POLICY

     The Board of Directors of AEF proposes the elimination and modification of certain fundamental investment policies that prohibit the Fund from investing in other investment companies. The specific changes proposed are described below.

     The Fund's current fundamental investment policy prohibiting investments in other investment companies states that the Fund may not:

        purchase the securities of any other investment company, except that it may make such a purchase as part of a merger, consolidation or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to the directors of the Company pursuant to any deferred compensation plan existing at any time between the Company and one or more of its directors.

     Section 12 of the 1940 Act generally prohibits the Fund from (i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

     The Board of Directors may, in the near future, authorize AIM and the Company to seek exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Fund to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act (exemptive orders granted with respect to the Fund are referred to herein collectively as the "Exemptive Orders"). There is no assurance that such Exemptive Orders will be granted. The investment companies in which the Fund may invest pursuant to the Exemptive Orders are referred to herein collectively as the "Exemptive Order Funds." In order to take full advantage of the exemptive relief that may be granted by the SEC and to invest in shares of the Exemptive Order Funds in excess of the percentage limitations imposed by Section 12, the Fund is seeking shareholder approval to eliminate the prohibition against investing in other investment companies.

     The Company and AIM may seek Exemptive Orders because they believe that the Fund can effectively invest in certain other types of securities through pooled investment vehicles such as the Exemptive Order Funds. By pooling its investments in such securities, the Fund may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than the Fund would have available to it investing in such securities by itself. Pooling investments may also allow the Fund to increase the efficiency of portfolio management by permitting the Fund's portfolio manager to concentrate on those investments that constitute the bulk of the Fund's assets and not spend a disproportionate amount of time on specialized areas. The Company may seek Exemptive Orders to permit, among other things, investments by the Fund for cash management purposes in money market funds advised by AIM, implementation of a master/feeder fund structure or investments in a separate small capitalization or initial public offering fund.

     If the proposed elimination of the Fund's prohibition against investments in other investment companies is approved, the Fund may invest in securities of an Exemptive Order Fund only to the extent consistent with the Fund's investment objectives and policies as set forth from time to time in AEF's registration statement.

     In connection with obtaining Exemptive Orders, AIM may agree to waive fees applicable to the Fund to the extent that the assets of the Fund are invested in Exemptive Order Funds and collect fees from the Exemptive Order Funds. Other expenses incurred by the Exemptive Order Funds (such as audit and custodial fees) will be borne by them, and thus indirectly by the Fund. AIM believes that these indirect expenses will be offset by the benefits to the Fund of pooling its investments.

CERTAIN RELATED FUNDAMENTAL INVESTMENT POLICIES

     The Fund currently has the following fundamental investment restriction that may prohibit it from taking full advantage of the Exemptive Orders:

        Diversification. AIM Aggressive Growth Fund may not, with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issue (except U.S. Government securities including securities issued by its agencies and instrumentalities).

     From time to time, the Fund may desire to invest more than 25% of its total assets in one or more Exemptive Order Funds.

     Additional information regarding the Fund's fundamental investment restrictions may be obtained without cost by telephoning AIM at 1-800-347-4246 and requesting a copy of the Fund's Statement of Additional Information.

In order to take full advantage of the Exemptive Orders, the Fund seeks shareholder approval to amend such restriction by adding the following exception to the restriction:

     . . ., except that the AIM Aggressive Growth Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

     The elimination of the fundamental investment policy prohibiting investments in other investment companies and the amendment to the related fundamental investment policy would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. These changes are not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendments at this time because the Company does not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by the Fund in connection with soliciting approval of this proposal because the Company will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the proposal to eliminate the fundamental investment policy prohibiting investments in other investment companies and to amend the related fundamental investment policy.

                                 PROPOSAL 4 --

                          RATIFICATION OF SELECTION OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board of Directors of AEF, including a majority of the Independent Directors, has selected KPMG Peat Marwick LLP as independent accountants for the fiscal year of the Fund ending in 1997 to examine and verify the accounts and securities of the Fund, and to report thereon to the Board and the shareholders. This selection will be submitted for ratification at the Annual Meeting. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the ratification of the selection of KPMG Peat Marwick LLP as AEF's independent accountants.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF THE COMPANY

     Information regarding the executive officers of the Company is set forth in Annex E.

SECURITY OWNERSHIP OF MANAGEMENT AND 5% HOLDERS

     Information regarding ownership of each class of the Fund's shares by Directors and the Chief Executive Officer and by 5% holders of each class of the Fund is set forth in Annex G.

PROXY SOLICITATION

     The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist in the solicitation of proxies for the Annual Meeting. It is estimated that the aggregate cost of SCC's services with respect to all of the AIM Funds will be approximately $3,500,000. The cost of soliciting proxies will be borne primarily by AIM Management, and certain incremental costs will be borne by the AIM Funds. The Company expects to solicit proxies principally by mail, but the Company or SCC may also solicit proxies by telephone, facsimile or personal interview. AIM Management may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposal to the Company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made and must comply with applicable law.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the Annual Meeting other than the matters set forth in this proxy statement.

                                            By order of the Board of Directors,

                                                     Charles T. Bauer
                                            Chairman of the Board of Directors

December 20, 1996

                                    ANNEX A

                NUMBER OF SHARES OUTSTANDING ON DECEMBER 3, 1996
                        FOR EACH SERIES PORTFOLIO OF AEF

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
                              NAME OF FUND                                 DECEMBER 3, 1996
-------------------------------------------------------------------------  -----------------
AIM Aggressive Growth Fund...............................................     60,713,760.440
AIM Blue Chip Fund.......................................................      6,132,165.159
AIM Capital Development Fund.............................................     28,846,040.199
AIM Charter Fund.........................................................    289,860,679.395
AIM Constellation Fund...................................................    462,867,166.774
AIM Weingarten Fund......................................................    265,721,677.288
                                                                           -----------------
TOTAL -- AIM EQUITY FUNDS, INC. .........................................  1,114,141,489.255
                                                                           =================

                                    ANNEX B

                           DATE OF ADVISORY AGREEMENT

                                                                                                   DATE SINCE
                                                                          DATE LAST SUBMITTED    AIM HAS SERVED
                                               DATE OF CURRENT               TO A VOTE OF        AS INVESTMENT
     NAME OF COMPANY AND FUND                ADVISORY AGREEMENT              SHAREHOLDERS*          ADVISOR
-----------------------------------  -----------------------------------  -------------------   ----------------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth Fund         Master Investment Advisory            September 28, 1994     June 30, 1992
                                     Agreement, dated October 18, 1993,
                                     as amended by Amendment No. 1,
                                     dated November 14, 1994, as amended
                                     by Amendment No. 2, dated March 12,
                                     1996

---------------

* The Current Advisory Agreement dated October 18, 1993 was last submitted to a vote of shareholders in 1994 to approve a change in the investment advisory fee.

                                     ANNEX C

                                [NAME OF COMPANY]

                       MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this      day of           , 1997, by and between
[Name of Company], a Maryland Corporation (the "Company"), with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the Company's Board of Directors has
authorized the issuance of [       ] series of shares representing interests in
[       ] investment portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to individually as a "Fund," collectively as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Company's Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Company's Board of Directors; and

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of Directors;

and take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Delegation of Responsibilities. Subject to the approval of the Board of Directors and the shareholders of the Funds, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

     4. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors of the Company.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the corporate charter of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     6. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors of the Company indicating the brokers to whom such allocations have been made and the basis therefor. In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

     7. Compensation. The Company shall pay the Advisor as compensation for services rendered to a Fund hereunder an annual fee, payable monthly, based upon the average daily net assets of such Fund as the same is set forth in Appendix A attached hereto. Such compensation shall be paid solely from the assets of such Fund. The average daily net asset value of the Funds shall be determined in the manner set forth in the corporate charter and registration statement of the Company, as amended from time to time.

     8. Additional Services. Upon the request of the Company's Board of Directors, the Advisor may perform certain accounting, shareholder servicing or other administrative services on behalf of the Funds which are not required by this Agreement. Such services will be performed on behalf of the Funds and the Advisor may receive from the Funds such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Advisor and the Company's Board of Directors based on a finding by the Board of Directors that the provision of such services by the Advisor is in the best interests of the Company and its shareholders. Payment or assumption by the Advisor of any Fund expense that the Advisor is not otherwise required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Funds nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to:

          (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Funds, including the review and calculation of daily net asset value and the preparation of tax returns; and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

          (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the mutual funds managed or advised by the Advisor; changing account designations or changing addresses; assisting in the purchase or redemption of shares; supervising the operations of the custodian, transfer agent(s) or dividend disbursing agent(s) for the Funds; or otherwise providing services to shareholders of the Funds; and

          (c) such other administrative services as may be furnished from time to time by the Advisor to the Company or the Funds at the request of the Company's Board of Directors.

     9. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     10. Expense Limitation. If, for any fiscal year of the Company, the total of all ordinary business expenses of the Funds, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, would exceed the applicable expense limitations imposed by state securities regulations in any state in which the Funds' shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly investment advisory fee otherwise payable to the Advisor during such fiscal year. If required pursuant to such state securities regulations, the Advisor will, not later than the last day of the first month of the next succeeding fiscal year, reimburse the Funds for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation). For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement. The application of expense limitations shall be applied to each Fund of the Company separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Company as a whole.

     11. Non-Exclusivity. The services of the Advisor to the Company and the Funds are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     12. Term and Approval. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this Agreement shall thereafter continue in force and effect until February 28, 1999, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually;

          (a) (i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     13. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

     14. Liability of Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company shall be and that of the Advisor shall be Eleven Greenway Plaza, Suite 1919, Houston, Texas 77046.

     16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                                 [NAME OF COMPANY]
Attest:                                          (a Maryland corporation)

                                                 By:
--------------------------------------------        -----------------------------------------
            Assistant Secretary                                   President

(SEAL)
                                                 A I M ADVISORS, INC.

                                                 By:
--------------------------------------------        -----------------------------------------
            Assistant Secretary                                   President
(SEAL)








                                   APPENDIX A
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT
                                       OF
                               [NAME OF COMPANY]

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered and all facilities furnished hereunder, a management fee for such Fund set forth below. Such fees shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                     [FUND]

                                                                ANNUAL
        NET ASSETS                                               RATE
        ----------                                              -------

                   [Fees will be those set forth in Annex F]

                                    ANNEX D

                            FEES PAID TO AFFILIATES
                           IN MOST RECENT FISCAL YEAR

                                                         AIM
                                                   (ADMINISTRATIVE          AIM            AIM
                COMPANY AND FUND                      AGREEMENT)       DISTRIBUTORS*     SERVICES
-------------------------------------------------  ----------------    -------------    ----------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth Fund                           $ 97,857         $ 2,427,764     $2,047,282

---------------

* Net amount received from sales commissions and Rule 12b-1 fees, not including amounts reallocated to brokers, dealers, agents and other service providers.

                                    ANNEX E

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF AEF

     Officers of AEF serve at the pleasure of the Board and until their successors are elected and qualified. Set forth below is certain information regarding the executive officers of AEF.

                                                                  BUSINESS EXPERIENCE DURING
            NAME              AGE      POSITION WITH AEF               PAST FIVE YEARS
----------------------------  ---    ---------------------    ----------------------------------
Charles T. Bauer              77     Chairman                 See Director table under Proposal
                                                              1.
Robert H. Graham              50     President                See Director table under Proposal
                                                              1.
John J. Arthur*               52     Senior Vice President    Senior Vice President and
                                     and Treasurer            Treasurer, A I M Advisors, Inc.
                                                              ("AIM"); and Vice President and
                                                              Treasurer, A I M Management Group
                                                              Inc. ("AIM Management"), A I M
                                                              Capital Management, Inc. ("AIM
                                                              Capital"), A I M Distributors,
                                                              Inc. ("AIM Distributors"), A I M
                                                              Fund Services, Inc. ("AIM
                                                              Services"), A I M Institutional
                                                              Fund Services, Inc. ("AIM
                                                              Institutional"), and Fund
                                                              Management Company ("Fund
                                                              Management").
Gary T. Crum                  49     Senior Vice President    Director and President, AIM
                                                              Capital; Director and Senior Vice
                                                              President, AIM Management, and
                                                              AIM; and Director, AIM
                                                              Distributors.
Scott G. Lucas                37     Senior Vice President    Director and Senior Vice
                                                              President, AIM Capital; and Vice
                                                              President, AIM Management and AIM.
Jonathan C. Schoolar          35     Senior Vice President    Director and Senior Vice
                                                              President, AIM Capital; and Vice
                                                              President, AIM.
Carol F. Relihan*             42     Senior Vice President    Senior Vice President, General
                                     and Secretary            Counsel and Secretary, AIM; Vice
                                                              President, General Counsel and
                                                              Secretary, AIM Management; Vice
                                                              President and General Counsel,
                                                              Fund Management; and Vice
                                                              President, AIM Capital, AIM
                                                              Distributors, AIM Services, and
                                                              AIM Institutional.

------------------------------
*  Mr. Arthur and Ms. Relihan are married to each other.

                                                                  BUSINESS EXPERIENCE DURING
            NAME              AGE      POSITION WITH AEF               PAST FIVE YEARS
----------------------------  ---    ---------------------    ----------------------------------
Dana R. Sutton                37     Vice President and       Vice President and Fund
                                     Assistant Treasurer      Controller, AIM; and Assistant
                                                              Vice President and Assistant
                                                              Treasurer, Fund Management.
Melville B. Cox               53     Vice President           Vice President and Chief
                                                              Compliance Officer, AIM, AIM
                                                              Capital, AIM Distributors, AIM
                                                              Services, AIM Institutional and
                                                              Fund Management; Formerly, Vice
                                                              President, Charles Schwab & Co.,
                                                              Inc.; Assistant Secretary, Charles
                                                              Schwab Family of Funds and Schwab
                                                              Investments; Chief Compliance
                                                              Officer, Charles Schwab Investment
                                                              Management, Inc.; and Vice
                                                              President, Integrated Resources
                                                              Life Insurance Co. and Capital
                                                              Life Insurance Co.

------------------------------
*  Mr. Arthur and Ms. Relihan are married to each other.

                                    ANNEX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                 ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                                  (BASED ON              COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth Fund              0.80% of the first $150
                                          million.
                                          0.625% of the excess over
                                          $150 million.               $ 2,750,563,943   $16,492,564      $        0
  AIM Blue Chip Fund                      0.75% of the first $350
                                          million.
                                          0.625% of the excess over
                                          $350 million.               $   128,548,354   $   256,773 **   $   26,433
  AIM Capital Development Fund            0.75% of the first $350
                                          million.
                                          0.625% of the excess over
                                          $350 million.               $   273,687,609   $   280,248 ***  $  144,946
  AIM Charter Fund                        1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $150 million.
                                          0.625% of the excess over
                                          $150 million.               $ 3,192,471,415   $16,529,891      $  156,975
  AIM Constellation Fund                  1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $150 million.
                                          0.625% of the excess over
                                          $150 million.               $11,548,540,962   $57,614,412      $1,869,383
  AIM Weingarten Fund                     1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $350 million.
                                          0.625% of the excess over
                                          $350 million.               $ 5,305,435,087   $29,960,379      $1,458,804

---------------

  * AIM reimbursed expenses with respect to the following Funds: AIM Municipal Bond Fund, $13,200; AIM Global Growth Fund, $11,719; AIM Global Income Fund, $18,300; AIM V.I. Global Utilities Fund, $13,800; Liquid Assets Portfolio, $116,930; Prime Portfolio, $61,100; Treasury Portfolio, $113,500; Treasury TaxAdvantage Portfolio, $25,600; and Cash Reserve Portfolio, $20,000.
 ** For the period 06/03/96 through 10/31/96.
*** For the period 06/17/96 through 10/31/96.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                 ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                                  (BASED ON              COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
AIM FUNDS GROUP
  AIM Balanced Fund                       0.75% of the first $150
                                          million.
                                          0.50% of the excess over
                                          $150 million.               $   164,874,356   $   666,619      $   24,176
  AIM Global Utilities Fund               0.60% of the first $200
                                          million.
                                          0.50% over $200 million up
                                          to $500 million.
                                          0.40% over $500 million up
                                          to $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   241,317,685   $ 1,256,220               0
  AIM Growth Fund                         0.80% of the first $150
                                          million.
                                          0.625% of excess over $150
                                          million.                    $   306,250,064   $ 1,715,406               0
  AIM High Yield Fund                     0.625% of the first $200
                                          million.
                                          0.55% over $200 million to
                                          $500 million.
                                          0.50% over $500 million to
                                          $1 billion.
                                          0.45% of the excess over
                                          $1 billion.                 $ 1,444,032,572   $ 5,717,303               0
  AIM Income Fund                         0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   295,583,696   $ 1,176,249               0
  AIM Intermediate Government Fund        0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   237,617,705   $   996,681               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                 ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                                  (BASED ON              COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
  AIM Money Market Fund                   0.55% of the first $1
                                          billion.
                                          0.50% of the excess over
                                          $1 billion.                 $   584,793,680   $ 2,589,822               0
  AIM Municipal Bond Fund                 0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   306,280,329   $ 1,356,225               0
  AIM Value Fund                          0.80% of the first $150
                                          million.
                                          0.625% of excess over $150
                                          million.                    $ 6,269,483,246   $24,829,687      $  502,799
AIM INTERNATIONAL FUNDS, INC.
  AIM Global Aggressive Growth Fund       0.90% of the first $1
                                          billion.
                                          0.85% of the excess over
                                          $1 billion.                 $ 1,726,533,976   $ 8,751,918               0
  AIM Global Growth Fund                  0.85% of the first $1
                                          billion.
                                          0.80% of the excess over
                                          $1 billion.                 $   236,819,172   $ 1,162,771               0
  AIM Global Income Fund                  0.70% of the first $1
                                          billion.
                                          0.65% of the excess over
                                          $1 billion.                 $    38,713,770   $         0      $  182,596
  AIM International Equity Fund           0.95% of the first $1
                                          billion.
                                          0.90% of the excess over
                                          $1 billion.                 $ 1,476,749,468   $10,085,495      $  299,147
AIM INVESTMENT SECURITIES FUNDS
  Limited Maturity Treasury Portfolio     0.20% of the first $500
                                          million.
                                          0.175% of the excess over
                                          $500 million.               $   502,515,805   $   933,207               0
AIM SUMMIT FUND, INC.                     1.00% of the first $10
                                          million.
                                          0.75% over $10 million to
                                          $150 million.
                                          0.625% over $150 million.   $ 1,261,008,244   $ 7,360,028 ****          0

---------------

**** Of the $7,360,028 paid to AIM, $2,442,907 was paid by AIM to TradeStreet pursuant to a sub-advisory agreement.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                 ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                                  (BASED ON              COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
AIM TAX-EXEMPT FUNDS, INC.
  AIM Tax-Exempt Cash Fund                0.35%.                      $    30,014,343   $   101,649               0
  AIM Tax-Exempt Bond Fund of Connecticut
                                          0.50%.                      $    39,355,441   $         0      $  198,182
  Intermediate Portfolio                  0.30% of the first $500
                                          million.
                                          0.25% over $500 million to
                                          $1 billion.
                                          0.20% of the excess over
                                          $1 billion.                 $    83,066,447   $   232,893               0
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund      0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $   212,152,423   $   882,870               0
  AIM V.I. Diversified Income Fund        0.60% of the first $250
                                          million.
                                          0.55% of the excess over
                                          $250 million.               $    44,630,145   $   193,008               0
  AIM V.I. Global Utilities Fund          0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $     8,393,967             0      $   32,703
  AIM V.I. Government Securities Fund     0.50% of the first $250
                                          million.
                                          0.45% of the excess over
                                          $250 million.               $    19,545,391   $    71,080               0
  AIM V.I. Growth Fund                    0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $   102,600,112   $   434,620               0
  AIM V.I. Growth and Income Fund         0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $    38,567,212   $    46,017      $   67,802
  AIM V.I. International Equity Fund      0.75% of the first $250
                                          million.
                                          0.70% of the excess over
                                          $250 million.               $    82,256,855   $   457,559               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                 ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                                  (BASED ON              COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
  AIM V.I. Money Market Fund              0.40% of the first $250
                                          million.
                                          0.35% of the excess over
                                          $250 million.               $    65,505,754   $   168,901               0
  AIM V.I. Value Fund                     0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $   257,211,787   $ 1,078,007               0
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio                 0.15%.                      $ 2,086,944,322   $   125,264      $2,562,094
  Prime Portfolio                         0.20% of the first $100
                                          million.
                                          0.15% over $100 million up
                                          to $200 million.
                                          0.10% over $200 million up
                                          to $300 million.
                                          0.06% over $300 million up
                                          to $1.5 billion.
                                          0.05% over $1.5 billion.    $ 6,151,948,355   $ 3,007,431               0
SHORT-TERM INVESTMENTS TRUST
  Treasury Portfolio                      0.15% of the first $300
                                          million.
                                          0.06% over $300 million up
                                          to $1.5 billion.
                                          0.05% of the excess over
                                          $1.5 billion.               $ 3,703,891,140   $ 2,227,788               0
  Treasury TaxAdvantage Portfolio         0.20% of the first $250
                                          million.
                                          0.15% over $250 million up
                                          to $500 million.
                                          0.10% of the excess over
                                          $500 million.               $   457,196,150   $   675,795      $  116,126
TAX-FREE INVESTMENTS CO.
  Cash Reserve Portfolio                  0.25% of the first $500
                                          million.
                                          0.20% of the excess over
                                          $500 million.               $ 1,044,178,428   $ 1,819,232      $  690,397

                                    ANNEX G

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

AEF

     The following table sets forth certain information regarding the ownership of the shares of Common Stock of AEF by the Directors and Chief Executive Officer of AEF.

                                                                                                                   SHARES OWNED
                                                                                                                 BENEFICIALLY AS
                                                                                                                  OF DECEMBER 3,
  NAME OF DIRECTOR/CHIEF EXECUTIVE OFFICER     COMPANY                         FUND (CLASS)                           1996*
---------------------------------------------  -------     ----------------------------------------------------- ----------------
Charles T. Bauer.............................    AEF       AIM Aggressive Growth Fund (Class A)                       4,544.953
                                                           AIM Capital Development Fund (Class A)                    10,921.776
                                                           AIM Charter Fund (Class A)                                48,369.432
                                                           AIM Constellation Fund (Class A)                          29,927.659
                                                           AIM Weingarten Fund (Class A)                             14,911.721
Bruce L. Crockett............................    AEF       AIM Aggressive Growth Fund (Class A)                         251.624
                                                           AIM Charter Fund (Class A)                                   131.885
                                                           AIM Constellation Fund (Class A)                              58.293
                                                           AIM Weingarten Fund (Class A)                                 73.643
Owen Daly II.................................    AEF       AIM Aggressive Growth Fund (Class A)                         366.902
                                                           AIM Charter Fund (Class A)                                27,750.297
                                                           AIM Constellation Fund (Class A)                          15,783.283
                                                           AIM Weingarten Fund (Class A)                             20,313.067
Carl Frischling..............................    AEF       AIM Aggressive Growth Fund (Class A)                         265.225
                                                           AIM Charter Fund (Class A)                                 3,336.570
                                                           AIM Constellation Fund (Class A)                           3,455.961
                                                           AIM Weingarten Fund (Class A)                              3,272.528
Robert H. Graham.............................    AEF       AIM Aggressive Growth Fund (Class A)                       2,859.955
                                                           AIM Blue Chip Fund (Class A)                               3,067.485
                                                           AIM Capital Development Fund (Class A)                     7,411.067
                                                           AIM Charter Fund (Class A)                                15,775.609
                                                           AIM Constellation Fund (Class A)                           7,406.817
                                                           AIM Weingarten Fund (Class A)                             10,584.043
John F. Kroeger..............................    AEF       AIM Charter Fund (Class A)                                 6,486.779
                                                           AIM Weingarten Fund (Class A)                              2,058.234
Lewis F. Pennock.............................    AEF       AIM Charter Fund (Class A)                                 1,071.175
Ian W. Robinson..............................              Owned no shares of any class as of December 3, 1996
Louis S. Sklar...............................    AEF       AIM Aggressive Growth Fund (Class A)                         522.624
                                                           AIM Charter Fund (Class A)                                 4,870.955
                                                           AIM Constellation Fund (Class A)                           2,153.944
                                                           AIM Weingarten Fund (Class A)                              1,630.405
All Directors and Chief Executive Officer        AEF       AIM Aggressive Growth Fund (Class A)                       8,811.283
                                                           AIM Blue Chip Fund  (Class A)                              3,067.485
                                                           AIM Capital Development Fund (Class A)                    18,332.843
                                                           AIM Charter Fund (Class A)                               107,792.702
                                                           AIM Constellation Fund (Class A)                          58,785.957
                                                           AIM Weingarten Fund (Class A)                             52,843.641

---------------

* Less than 1% of the outstanding shares of the Class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

AEF

     To the best knowledge of AEF, the names and addresses of the record holders of 5% or more of the outstanding shares of AEF as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. AEF has no knowledge of shares held beneficially.

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
AIM AGGRESSIVE GROWTH FUND
  Class A.....................................   Merrill Lynch Pierce Fenner & Smith              13,102,312.079          21.58%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM BLUE CHIP FUND
  Class A.....................................   Robert W. Baird Inc.                              1,719,177.080          31.40%
                                                 Attn: Mutual Fd Operations
                                                   777 E. Wisconsin Ave.
                                                   Milwaukee, WI 53202
  Class B.....................................   Merrill Lynch Pierce Fenner & Smith                  69,514.000          10.59%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM CAPITAL DEVELOPMENT FUND
  Class A.....................................   Merrill Lynch Pierce Fenner & Smith               4,455,139.471          17.98%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
                                                 Robert W. Baird Inc.                              2,590,087.830          10.45%
                                                 Attn: Mutual Fd Operations
                                                   777 E. Wisconsin Ave.
                                                   Milwaukee, WI 53202
  Class B.....................................   Merrill Lynch Pierce Fenner & Smith                 838,416.000          20.61%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
AIM CHARTER FUND
  Class A.....................................   Merrill Lynch Pierce Fenner & Smith              30,259,884.858          12.68%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
                                                 Great-West Life and Annuity Insurance Co         18,214,762.787           7.63%
                                                 401(k) Unit Valuations
                                                   Attn: Rod Switzer 2T2
                                                   8515 E. Orchard
                                                   Englewood, CO 80111
  Class B.....................................   Merrill Lynch Pierce Fenner & Smith               5,179,090.000          10.66%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  Institutional Class.........................   Commonwealth of Massachusetts                     2,388,416.162          90.45%
                                                 Deferred Compensation Plan
                                                   One Ashburton Place
                                                   12th Floor
                                                   Boston, MA 02108
AIM CONSTELLATION FUND
  Class A.....................................   Merrill Lynch Pierce Fenner & Smith              76,352,799.963          16.92%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd floor
                                                   Jacksonville, FL 32246
  Institutional Class.........................   City of New York Deferred Compensation            5,669,522.144          49.10%
                                                 Attn: Joan Barrow
                                                   40 Rector Street 3rd floor
                                                   New York, NY 10006
                                                 Nationwide Ohio Variable Account                  1,562,558.914          13.53%
                                                 P.O. Box 182029
                                                   C/O IPO Portfolio Accounting
                                                   Columbus, OH 43218
                                                 Commonwealth of Massachusetts                     1,472,819.304          12.75%
                                                 Deferred Compensation Plan
                                                   Attn: Laureen Casper
                                                   One Ashburton Place 12th floor
                                                   Boston, MA 02108

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
AIM WEINGARTEN FUND
  Class A.....................................   Merrill Lynch Pierce Fenner & Smith              47,543,872.319          19.13%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  Class B.....................................   Merrill Lynch Pierce Fenner & Smith               1,779,870.503          12.55%
                                                 FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  Institutional Class.........................   Commonwealth of Massachusetts                     1,965,036.607          66.12%
                                                 Deferred Compensation Plan
                                                   Attn: Laureen Casper
                                                   One Ashburton Place 12th floor
                                                   Boston, MA 02108
                                                 Union Planters National Bank                        542,412.225          18.25%
                                                 P.O. Box 387
                                                   Attn: Susan Trotter
                                                   Memphis, TN 38147
                                                 City of Milwaukee Deferred Compensation             170,555.407           5.74%
                                                 Firstar Trust Co.
                                                   P.O. Box 2054
                                                   Milwaukee, WI 53201

                                                                      APPENDIX 1

PROXY                                                                      PROXY
                          AIM AGGRESSIVE GROWTH FUND
                      A SERIES OF AIM EQUITY FUNDS, INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, a series of AIM Equity Funds, Inc., on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                        GROUP C

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II     Carl Frischling  Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson  Louis S. Sklar
                                                                                                       FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.                        / /      / /        / /

3. Proposal to eliminate fundamental investment policy prohibiting investments in                      / /      / /        / /
   other investment companies and to amend a related fundamental investment policy.

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                           / /      / /        / /
   accountants for the Fund.

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP C